SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1933

May 21, 2003

Date of Report (date of earliest event reported)

Copart, Inc.

(Exact name of Registrant as specified in its charter)

California	0-23255	94-2867490
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

4665 Business Center Drive

Fairfield, California  94534

(Address of principal executive offices)

(707) 639-5000

(Registrant’s telephone number, including area code)

ITEM 7.    Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is furnished herewith:

99.1	Press Release, dated May 21, 2003, of Copart, Inc. announcing its financial results for the fiscal quarter ended April 30, 2003

ITEM 9.    Regulation FD Disclosure (Information Furnished in this Item 9 is also furnished under Item 12).

On May 21, 2003, Copart, Inc. issued a press release regarding its financial results for the quarter ended April 30, 2003 and will hold a conference call relating to the press release and its financial results on May 22, 2003 at 11:00 a.m. Eastern Time. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information being furnished in this Current Report on Form 8-K (including the attached exhibit) shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under the Exchange Act, and such furnished information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2003

Copart, Inc.

By:	/s/ Simon E. Rote
Simon E. Rote
Acting Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release, dated May 21, 2003, of Copart, Inc. announcing its financial results for the fiscal quarter ended April 30, 2003